SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 7, 1997



                       JAMES RIVER CORPORATION OF VIRGINIA
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             (Exact name of registrant as specified in its charter)


                                    Virginia
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                 (State or other jurisdiction of incorporation)


        1-7911                                       54-0848173
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(Commission File Number)                   (IRS Employer Identification Number)


                  120 Tredegar Street, Richmond, Virginia 23219
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code        (804) 644-5411
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Item 5.  Other Events.

     On August 7, 1997, James River Corporation of Virginia ("James River" or the "Company") filed a press release announcing that the Department of Justice has completed its regulatory review of the merger of James River and Fort Howard Corporation and will take no action. A copy of the press release is filed herewith as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99 Press release dated August 7, 1997, published by the registrant - filed herewith.
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                                                    SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     JAMES RIVER CORPORATION OF VIRGINIA



                                     By:/s/Clifford A. Cutchins, IV
                                           Clifford A. Cutchins, IV
                                        Senior Vice President, General Counsel


Date:    August  8, 1997